UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

Amendment No. 2 to

FORM 8-K/A
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 26, 2013

Mopals.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-105778	05-0554486
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

294 Richmond Street East, Suite 200
Toronto, Ontario, CANADA, M5A 1P5
 (Address of principal executive offices)(Zip Code)

416-362-4888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 on Form 8-K (this “Second Amendment”) is being filed to incorporate changes to the Current Report on Form 8-K filed by Mopals.com, Inc. (the “Company”), on  March 26, 2013 (the “Original 8-K”), as amended by Amendment No. 1 on Form 8-K/A filed by the Company on August 19, 2013 (the “First Amendment” and, together with the Original 8-K, the “Amended 8-K”)  is being filed to revise the following information:

(1)	The Company’s name on the Cover Page of this Second Amendment to Mopals.com, Inc; and
(2)	The information required by Item 4.01 of Form 8-K reporting the change in the primary accountant of the Company.

This Second Amendment amends and restates only the Cover Page and the disclosure required by Item 4.01. No other information in the Amended 8-K is amended hereby. Unless otherwise disclosed herein, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Amended 8-K, or to modify or update those disclosures affected by subsequent events unless otherwise indicated in this Second Amendment. This Second Amendment should be read in conjunction with the Amended 8-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the Original 8-K, including any amendments to those filings.

Item 4.01. Changes in Registrant’s Certifying Accountant

Previous Independent Auditors:

(a)
On April 22, 2013, the Company dismissed the registered independent public accountant, McGovern, Hurley, Cunningham, LLP, of 2005 Sheppard Avenue East, Suite 300, Toronto, Ontario, M2J 5B4, Canada (“Old Auditor”).

(b)
Old Auditor's report on the financial statements for the year ended December 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

(c)
Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended December 31, 2012, December 31, 2011 and through April 22, 2013 (date of dismissal), there have been no disagreements with Old Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Old Auditor would have caused them to make reference thereto in their report on the financial statements.

(d)	We have authorized Old Auditor to respond fully to the inquiries of the successor accountant.

(e)
During the years ended December 31, 2012, December 31, 2011 and the interim period through April 22, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(v) of Regulation S-K.

(f)
The Company provided a copy of the foregoing disclosures to Old Auditor prior to the date of the filing of this Report and requested that Old Auditor furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

New Independent Auditors:

On April 22, 2013, the Company’s engaged EFP Rotenberg, LLP (“New Auditor”) of 280 Kenneth Drive, Suite 100   Rochester, NY 1462 as its new registered independent public accountant. During the year ended December 31, 2012 and prior to April 22, 2013. (the date of the new engagement), we did not consult with New Auditor regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by New Auditor, in either case where written or oral advice provided by New Auditor would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from McGovern, Hurley, Cunningham, LLP, dated September 12, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MoPals.com, Inc.

By:	/s/ Alex Haditaghi
Alex Haditaghi
President and Chief Executive Officer

Dated: September 12, 2013